UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2015

MELLANOX TECHNOLOGIES, LTD.

(Exact name of registrant as specified in its charter)

Israel

(State or other jurisdiction of incorporation)

001-33299 (Commission File Number)	98-0233400 (IRS Employer Identification Number)

Beit Mellanox

Yokneam, Israel 20692

(Address of principal executive offices, including Zip Code)

+972-4-909-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On November 12, 2015, Mellanox Technologies, Ltd. (“Mellanox”) issued a press release announcing the postponement of the vote of the shareholders of EZchip Semiconductor Ltd. (“EZchip”) for approval of that certain Agreement of Merger (the “Merger Agreement”), dated as of September 30, 2015, by and among Mellanox, Mondial Europe Sub Ltd., a wholly owned subsidiary of Mellanox, and EZchip, and Mellanox’s request to make certain amendments to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 7.01 of Current Report on Form 8-K, as well as Exhibit 99.1, shall not be treated as “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

99.1	Press Release dated November 12, 2015.*

* Exhibit 99.1 relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2015	MELLANOX TECHNOLOGIES, LTD.

	By:	/s/ Jacob Shulman
	Name:	Jacob Shulman
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 12, 2015.*

*       Exhibit 99.1 relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.